                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             ____________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 19, 2000
                                                       ------------------
      (September 13, 2000)
       ----------------

                           ICG COMMUNICATIONS, INC.
      -------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

       Delaware                 1-11965              84-1342022
      -------------------------------------------------------------------
   (State of Incorporation)   (Commission           (IRS Employer
                              File Number)          Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                   (Address of principal executive offices)

                           ICG HOLDINGS (CANADA) CO.
        ----------------------------------------------------------------
              (Exact name of registrant as specified in charter)

       Canada                     1-11052       Not Applicable
       -----------------------------------------------------------------
  (State of Incorporation)      (Commission      (IRS Employer
                                File Number)     Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                   (Address of principal executive offices)

                              ICG HOLDINGS, INC.
       -----------------------------------------------------------------
              (Exact name of registrant as specified in charter)

           Colorado             33-96540             84-1158866
       -----------------------------------------------------------------
  (State of Incorporation)     (Commission         (IRS Employer
                               File Number)        Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                   (Address of principal executive offices)

                               ICG FUNDING, LLC
       -----------------------------------------------------------------
              (Exact name of registrant as specified in charter)

              Delaware            333-40495          84-1434980
       -----------------------------------------------------------------
       (State of Incorporation)  (Commission        (IRS Employer
                                 File Number)       Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                   (Address of principal executive offices)

       Registrants' telephone numbers, including area codes (888)424
                                                            ---------
       1144 and (303) 414-5000
       ------------------------



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       Item 5.   Other Events.
       ------    ------------

             ICG Communications, Inc., a Delaware corporation (the "Company"), announces the resignation of Mr. James Washington, Executive Vice President of Network Services, effective as of September 13, 2000. Mr. Washington's responsibilities will be divided between Mike Kallet who has been appointed to head the data network organization, while continuing to oversee the Products and Technology group and David Hurtado who will be responsible for telephony network operations. Both Messrs. Kallet and Hurtado will report directly to the Company's President and COO, Mr. William Beans.














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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange
    Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


    Dated: September 19, 2000                  ICG COMMUNICATIONS, INC.

                                               By:/s/ Harry R. Herbst
                                               ----------------------
                                                  Harry R. Herbst
                                                  Executive Vice President and
                                                  Chief Financial Officer
                                                  (Principal Financial Officer)

                                               ICG HOLDINGS (CANADA)  CO.

                                               By: /s/ Harry R. Herbst
                                                   ---------------------
                                                   Harry R. Herbst
                                                   Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)

                                               ICG HOLDINGS,  INC.

                                               By: /s/ Harry R. Herbst
                                                   ---------------------
                                                   Harry R. Herbst
                                                   Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)

                                               ICG FUNDING, LLC

                                               By: ICG Communications, Inc.
                                                   Common Member and Manager

                                               By: /s/ Harry R. Herbst
                                                   ---------------------
                                                   Harry R. Herbst
                                                   Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)





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